                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                       Date of Report: September 20, 1999


                            THE SEAGRAM COMPANY LTD.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



        Canada                        1-2275                         None
(STATE OR OTHER JURISDICTION       (COMMISSION                 (IRS EMPLOYER
      OF INCORPORATION)             FILE NUMBER)            IDENTIFICATION NO.)


               1430 Peel Street, Montreal, Quebec, Canada H3A 1S9
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)



               Registrant's telephone number, including area code:

                                 (514) 849-5271

Item 5.   Other Events.

Filed as part of this Current Report on Form 8-K and incorporated by reference herein are the consolidated balance sheet of The Seagram Company Ltd. (the "Corporation") as at June 30, 1999 and June 30, 1998 and the consolidated statements of income, shareholders' equity and cash flows for the fiscal years ended June 30, 1999, June 30, 1998 and June 30, 1997 and the notes thereto (collectively, the "Consolidated Financial Statements"), together with the report of PricewaterhouseCoopers LLP thereon (the "Report").


Item 7.   Financial Statements and Exhibits.

         (c) Exhibits

         (23) Consent of PricewaterhouseCoopers LLP, independent accountants.

         (99)     Consolidated Financial Statements and Report.

                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                   THE SEAGRAM COMPANY LTD.
                                   (Registrant)



Date: September 20, 1999
                                   By: /s/ Robert W. Matschullat
                                       -----------------------------------
                                       Robert W. Matschullat
                                       Vice Chairman and Chief Financial Officer

                                  EXHIBIT INDEX
     Exhibit
     Number                 Description of Exhibit
     ------                 ----------------------

       (23) Consent of PricewaterhouseCoopers LLP, independent accountants.

       (99)       Consolidated Financial Statements and Report.